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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          __________________________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): December 7, 1998

                           EARL SCHEIB, INC.
         (Exact name of registrant as specified in its charter)


                                1-4822
                                ------
                              (Commission
                               file number)

          Delaware                                        95-1759002
          --------                                        ----------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

8737 Wilshire Boulevard
Beverly Hills, California                                     90211
-------------------------                                     -----
(Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code:  (310) 652-4880


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ITEM 5.  OTHER EVENTS.

     On December 7, 1998, the Registrant released for public distribution the Press Release attached hereto as Exhibit 99(a).

EXHIBITS

EXHIBIT NO.          DESCRIPTION

99(a)                Press Release of Earl Scheib, Inc. dated December 7, 1998.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EARL SCHEIB, INC.


                                 By: /s/ John D. Branch
                                     -------------------------------------
                                     John D. Branch, Senior Vice President
                                     and Chief Financial Officer

Dated: December 10, 1998



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